UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Golden Shore Drive, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2004 giving pro forma effect to our acquisition of Health Care Horizons, Inc. as of January 1, 2004 is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

(c) Exhibits:

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated statement of income.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: April 1, 2005	By:	/s/ Mark L. Andrews
Mark L. Andrews Executive Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated statement of income.